UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 16, 2024

Central Index Key Number of the issuing entity: 0002028411

Wells Fargo Commercial Mortgage Trust 2024-5C1

(Exact name of Issuing Entity)

Central Index Key Number of the depositor: 0000850779

Wells Fargo Commercial Mortgage Securities, Inc.

(Exact Name of Registrant as Specified in its Charter)

Central Index Key Number of the sponsor: 0000740906

Wells Fargo Bank, National Association

Central Index Key Number 0001968416

Argentic Real Estate Finance 2 LLC
Central Index Key Number 0001701238

Citi Real Estate Funding Inc.
Central Index Key Number 0001592182

LMF Commercial, LLC
Central Index Key Number 0001541502

Goldman Sachs Mortgage Company
Central Index Key Number 0001685185

UBS AG
Central Index Key Number 0001722518

BSPRT CMBS Finance, LLC

(Exact Names of the Sponsors as Specified in their Charters)

North Carolina	333-257991-11	56-1643598
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

301 South College Street, Charlotte, North Carolina	28202
(Address of Principal Executive Offices)	(ZIP Code)

Registrant’s telephone number, including area code (704) 374-6161

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On July 16, 2024, Wells Fargo Commercial Mortgage Securities, Inc. (the “Registrant”) entered into an underwriting agreement, dated as of July 16, 2024 and attached as Exhibit 1.1 hereto (the “Underwriting Agreement”), with Wells Fargo Securities, LLC (“WFS”), Citigroup Global Markets Inc. (“CGMI”), Goldman Sachs & Co. LLC (“GS&Co.”), UBS Securities LLC (“UBS Securities”), Academy Securities, Inc. (“Academy”), Drexel Hamilton, LLC (“Drexel”), Siebert Williams Shank & Co., LLC (“Siebert Williams” and, together with WFS, CGMI, GS&Co., UBS Securities, Academy and Drexel, in such capacity, the “Underwriters”) and Wells Fargo Bank, National Association (“WFB”), with respect to the sale of the Publicly Offered Certificates (as defined below), that is scheduled to occur on or about July 25, 2024 (the “Closing Date”).

On July 16, 2024, the Registrant also entered into a certificate purchase agreement, dated as of July 16, 2024, with WFS, CGMI, GS&Co., UBS Securities, Academy, Drexel and Siebert Williams (collectively in such capacity, the “Initial Purchasers”) and WFB, with respect to the sale of the Privately Offered Certificates (as defined below), that is also scheduled to occur on or about the Closing Date. The Privately Offered Certificates will be sold in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) of the Act.

On or about the Closing Date, the Registrant is expected to cause the issuance of the Wells Fargo Commercial Mortgage Trust 2024-5C1, Commercial Mortgage Pass-Through Certificates, Series 2024-5C1 (the “Certificates”), pursuant to a Pooling and Servicing Agreement, attached hereto as Exhibit 4.1 and dated and effective as of July 1, 2024 (the “Pooling and Servicing Agreement”), between the Registrant, as depositor, Wells Fargo Bank, National Association, as master servicer, Argentic Services Company LP, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

The Certificates will represent, in the aggregate, the entire beneficial ownership in the Issuing Entity, a common law trust to be formed under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The Issuing Entity’s primary assets will be a pool of thirty-two (32) commercial and multifamily mortgage loans (the “Mortgage Loans”). Certain of the Mortgage Loans will be acquired by the Registrant from Wells Fargo Bank, National Association (“Wells Fargo”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.1 and dated and effective as of July 16, 2024, between the Registrant and Wells Fargo; certain of the Mortgage Loans will be acquired by the Registrant from Argentic Real Estate Finance 2 LLC (“AREF 2”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.2 and dated and effective as of July 16, 2024, between the Registrant and AREF 2; certain of the Mortgage Loans will be acquired by the Registrant from Citi Real Estate Funding Inc. (“CREFI”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.3 and dated and effective as of July 16, 2024, between the Registrant and CREFI; certain of the Mortgage Loans will be acquired by the Registrant from LMF Commercial, LLC (“LMF”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.4 and dated and effective as of July 16, 2024, between the Registrant and LMF; certain of the Mortgage Loans will be acquired by the Registrant from Goldman Sachs Mortgage Company (“GSMC”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.5 and dated and effective as of July 16, 2024, between the Registrant and GSMC; certain of the Mortgage Loans will be acquired by the Registrant from UBS AG (“UBS”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.6 and dated and effective as of July 16, 2024, between the Registrant and UBS; and certain of the Mortgage Loans will be acquired by the Registrant from BSPRT CMBS Finance, LLC (“BSPRT”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.7 and dated as of July 16, 2024, between the Registrant, BSPRT and Franklin BSP Realty Trust, Inc.

The Certificates will consist of the following classes (each, a “Class”), designated as (i) the Class A-1, Class A-2, Class A-3, Class X-A, Class X-B, Class A-S, Class B and Class C Certificates, having an aggregate initial certificate balance of $646,786,000 (collectively, the “Publicly Offered Certificates”) and (ii) the Class X-D, Class X-F, Class D, Class E, Class F, Class G-RR, Class J-RR and Class R Certificates, having an aggregate initial certificate balance of $85,080,359 (collectively, the “Privately Offered Certificates”).

The assets of the Issuing Entity will include several Mortgage Loans each of which is a part of a Whole Loan. Each Whole Loan is governed by a co-lender, intercreditor or similar agreement (each, an “Intercreditor Agreement”) between the holders of the promissory notes comprising such Whole Loan, the terms of which are described under “Description of the Mortgage Pool—The Whole Loans” in the Prospectus described below. Each Intercreditor Agreement is attached as an exhibit hereto as described in the following table. Moreover, certain of such Whole Loans will not be serviced pursuant to the Pooling and Servicing Agreement but will instead be serviced pursuant to a different servicing agreement (each, a “Non-Serviced PSA”). Each such Non-Serviced PSA is attached as an exhibit hereto as described in the following table. For a description of the servicing of the affected Whole Loans under such Non-Serviced PSAs, see “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans” in the Prospectus described below.

Name of Mortgage Loan/Whole Loan	Intercreditor Agreement	Non-Serviced PSA (if any)
9950 Woodloch	Exhibit 99.9	N/A
640 5th Avenue	Exhibit 99.10	Exhibit 99.8(1)
Lotus 315 & Essence 144	Exhibit 99.11	N/A
Cummins Station	Exhibit 99.12	N/A
Park Parthenia	Exhibit 99.13	N/A
Euclid Apartments	Exhibit 99.14	N/A

(1)	The 640 5th Avenue Whole Loan will be serviced under the pooling and servicing agreement for the BBCMS 2024-5C27 securitization trust until the securitization of the related controlling companion loan, after which the subject Whole Loan will be serviced pursuant to the pooling and servicing agreement for such securitization. That pooling and servicing agreement will be identified and filed on a Form 8-K following such securitization.

The funds that will be used by the Registrant to pay the purchase price for the Mortgage Loans will be derived from the proceeds of (i) the sale of the Publicly Offered Certificates by the Registrant to the Underwriters pursuant to the Underwriting Agreement and (ii) the sale of the Privately Offered Certificates by the Registrant to the Initial Purchasers pursuant to the Certificate Purchase Agreement.

The Publicly Offered Certificates and the Mortgage Loans are more particularly described in the Prospectus (the “Prospectus”) dated July 16, 2024 and filed with the Securities and Exchange Commission on July 18, 2024. In connection with such Prospectus, the Chief Executive Officer of the Registrant has provided the certification attached hereto as Exhibit 36.1 and dated as of the date of the Prospectus.

The related registration statement (file no. 333-257991) was originally declared effective on October 15, 2021.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits:

1.1	Underwriting Agreement, dated as of July 16, 2024, between Wells Fargo Commercial Mortgage Securities, Inc., Wells Fargo Bank, National Association, Wells Fargo Securities, LLC, Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC and Siebert Williams Shank & Co., LLC.
4.1	Pooling and Servicing Agreement, dated and effective as of July 1, 2024, among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Argentic Services Company LP, as special servicer, Computershare Trust Company, N.A., as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.
36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated July 16, 2024.
99.1	Mortgage Loan Purchase Agreement, dated and effective as of July 16, 2024, between Wells Fargo Bank, National Association and Wells Fargo Commercial Mortgage Securities, Inc.
99.2	Mortgage Loan Purchase Agreement, dated and effective as of July 16, 2024, between Argentic Real Estate Finance 2 LLC and Wells Fargo Commercial Mortgage Securities, Inc.
99.3	Mortgage Loan Purchase Agreement, dated and effective as of July 16, 2024, between Citi Real Estate Funding Inc. and Wells Fargo Commercial Mortgage Securities, Inc.
99.4	Mortgage Loan Purchase Agreement, dated and effective as of July 16, 2024, between LMF Commercial, LLC and Wells Fargo Commercial Mortgage Securities, Inc.
99.5	Mortgage Loan Purchase Agreement, dated and effective as of July 16, 2024, between Goldman Sachs Mortgage Company and Wells Fargo Commercial Mortgage Securities, Inc.
99.6	Mortgage Loan Purchase Agreement, dated and effective as of July 16, 2024, between UBS AG and Wells Fargo Commercial Mortgage Securities, Inc.
99.7	Mortgage Loan Purchase Agreement, dated and effective as of July 16, 2024, between BSPRT CMBS Finance, LLC, Franklin BSP Realty Trust, Inc. and Wells Fargo Commercial Mortgage Securities, Inc.
99.8	Pooling and Servicing Agreement, dated as of July 1, 2024, between Barclays Commercial Mortgage Securities LLC, as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and BellOak, LLC, as operating advisor and as asset representations reviewer, relating to the issuance of the BBCMS Mortgage Trust 2024-5C27, Commercial Mortgage Pass-Through Certificates, Series 2024-5C27.
99.9	Co-Lender Agreement, dated as of June 12, 2024, by and between Wells Fargo Bank, National Association, as initial note A-1 holder and initial note A-3 holder, and Argentic Real Estate Finance 2 LLC, as initial note A-2 holder and initial note A-4 holder, relating to the 9950 Woodloch Whole Loan.

99.10	Agreement Between Note Holders, dated as of June 10, 2024, by and between Morgan Stanley Bank, N.A., as initial note A-1 holder, initial note A-2 holder, initial note A-3 holder and initial note A-4 holder, Goldman Sachs Bank USA, as initial note A-5 holder, initial note A-6 holder and initial note A-7 holder, Bank of Montreal, as initial note A-8 holder, initial note A-9 holder and initial note A-10 holder, and Morgan Stanley Mortgage Capital Holdings LLC, as initial agent, relating to the 640 5th Avenue Whole Loan.
99.11	Co-Lender Agreement, dated as of June 24, 2024, by and between Citi Real Estate Funding Inc., as initial note A-1 holder and as initial note A-2 holder, relating to the Lotus 315 & Essence 144 Whole Loan.
99.12	Agreement Between Note Holders, dated as of June 6, 2024, by and between Wells Fargo Bank, National Association, as initial note A-1 holder, initial note A-2 holder and as initial note A-3 holder, relating to the Cummins Station Whole Loan.
99.13	Co-Lender Agreement, dated as of July 2, 2024, by and between BSPRT CMBS Finance, LLC, as initial note A-1 holder and initial note A-2 holder, relating to the Park Parthenia Whole Loan.
99.14	Co-Lender Agreement, dated as of January 31, 2024, by and between LMF Commercial, LLC, as initial note A-1 holder, initial note A-2 holder, initial note A-3 holder, initial note A-4 holder and initial note A-5 holder, relating to the Euclid Apartments Whole Loan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WELLS FARGO COMMERCIAL MORTGAGE SECURITIES, INC.

By: /s/ Lee Green

Name: Lee Green

Title: Managing Director

Dated: July 18, 2024

Exhibit Index

Exhibit No.	Description
1.1	Underwriting Agreement, dated as of July 16, 2024, between Wells Fargo Commercial Mortgage Securities, Inc., Wells Fargo Bank, National Association, Wells Fargo Securities, LLC, Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC and Siebert Williams Shank & Co., LLC.
4.1	Pooling and Servicing Agreement, dated and effective as of July 1, 2024, among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Argentic Services Company LP, as special servicer, Computershare Trust Company, N.A., as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.
36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated July 16, 2024.
99.1	Mortgage Loan Purchase Agreement, dated and effective as of July 16, 2024, between Wells Fargo Bank, National Association and Wells Fargo Commercial Mortgage Securities, Inc.
99.2	Mortgage Loan Purchase Agreement, dated and effective as of July 16, 2024, between Argentic Real Estate Finance 2 LLC and Wells Fargo Commercial Mortgage Securities, Inc.
99.3	Mortgage Loan Purchase Agreement, dated and effective as of July 16, 2024, between Citi Real Estate Funding Inc. and Wells Fargo Commercial Mortgage Securities, Inc.
99.4	Mortgage Loan Purchase Agreement, dated and effective as of July 16, 2024, between LMF Commercial, LLC and Wells Fargo Commercial Mortgage Securities, Inc.
99.5	Mortgage Loan Purchase Agreement, dated and effective as of July 16, 2024, between Goldman Sachs Mortgage Company and Wells Fargo Commercial Mortgage Securities, Inc.
99.6	Mortgage Loan Purchase Agreement, dated and effective as of July 16, 2024, between UBS AG and Wells Fargo Commercial Mortgage Securities, Inc.
99.7	Mortgage Loan Purchase Agreement, dated and effective as of July 16, 2024, between BSPRT CMBS Finance, LLC, Franklin BSP Realty Trust, Inc. and Wells Fargo Commercial Mortgage Securities, Inc.
99.8	Pooling and Servicing Agreement, dated as of July 1, 2024, between Barclays Commercial Mortgage Securities LLC, as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and BellOak, LLC, as operating advisor and as asset representations reviewer, relating to the issuance of the BBCMS Mortgage Trust 2024-5C27, Commercial Mortgage Pass-Through Certificates, Series 2024-5C27.
99.9	Co-Lender Agreement, dated as of June 12, 2024, by and between Wells Fargo Bank, National Association, as initial note A-1 holder and initial note A-3 holder, and Argentic Real Estate Finance 2 LLC, as initial note A-2 holder and initial note A-4 holder, relating to the 9950 Woodloch Whole Loan.

99.10	Agreement Between Note Holders, dated as of June 10, 2024, by and between Morgan Stanley Bank, N.A., as initial note A-1 holder, initial note A-2 holder, initial note A-3 holder and initial note A-4 holder, Goldman Sachs Bank USA, as initial note A-5 holder, initial note A-6 holder and initial note A-7 holder, Bank of Montreal, as initial note A-8 holder, initial note A-9 holder and initial note A-10 holder, and Morgan Stanley Mortgage Capital Holdings LLC, as initial agent, relating to the 640 5th Avenue Whole Loan.
99.11	Co-Lender Agreement, dated as of June 24, 2024, by and between Citi Real Estate Funding Inc., as initial note A-1 holder and as initial note A-2 holder, relating to the Lotus 315 & Essence 144 Whole Loan.
99.12	Agreement Between Note Holders, dated as of June 6, 2024, by and between Wells Fargo Bank, National Association, as initial note A-1 holder, initial note A-2 holder and as initial note A-3 holder, relating to the Cummins Station Whole Loan.
99.13	Co-Lender Agreement, dated as of July 2, 2024, by and between BSPRT CMBS Finance, LLC, as initial note A-1 holder and initial note A-2 holder, relating to the Park Parthenia Whole Loan.
99.14	Co-Lender Agreement, dated as of January 31, 2024, by and between LMF Commercial, LLC, as initial note A-1 holder, initial note A-2 holder, initial note A-3 holder, initial note A-4 holder and initial note A-5 holder, relating to the Euclid Apartments Whole Loan.